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        Exhibit 10.2

DEMAND DEBENTURE

PRINCIPAL SUM: $51,694,000.00	DATE: October 18, 2002
1.
Promise to Pay: FLAMBORO DOWNS HOLDINGS LIMITED, a corporation incorporated under the laws of the Province of Ontario (hereinafter referred to as the "Debtor"), for value received, hereby covenants and promises to pay to CHARLES JURAVINSKI AND MARGARET JURAVINSKI, on joint account, with right of survivorship (collectively the "Lenders"), at their offices at 626 Harvest Road, Dundas, Ontario, L9H 5K7, or at such other place as the Lenders may designate by notice in writing to the Debtor, on demand, all amounts now or hereafter owing by the Debtor to the Lenders, up to the maximum principal amount of FIFTY ONE MILLION SIX HUNDRED NINETY FOUR THOUSAND DOLLARS ($51,694,000.00) in lawful money of Canada, plus interest thereon in accordance with the terms of a guarantee dated October 18, 2002 executed by the Debtor and delivered to the Lenders (the "Guarantee").

2.
Security: As security for the Guarantee and the payment and performance of the Guaranteed Obligations (as defined in the Guarantee), the Debtor hereby:

(a)
grants, conveys, mortgages, charges, pledges and assigns as and by way of a fixed and specific mortgage, charge, pledge and assignment to and in favour of the Lenders, their successors and assigns, all of its right, title, estate and interest, present and future, in and to:

(i)
the lands and premises described in Schedule "A" hereto, together with all buildings, erections, structures and improvements now or hereafter constructed or placed in, under or upon said lands and premises, and all leasehold interests in such property (the "Lands");

(ii)
all machinery, plant, equipment, apparatus and fittings and other fixtures and all furniture, goods and other items of personal property presently situate upon the Lands or which at any time may hereafter be constructed or brought or placed thereon, or used in connection therewith; and

(iii)
all rights-of-way, easements, licences and privileges, appurtenant or appertaining to the above;

(b)
unconditionally and irrevocably assigns, transfers and sets over unto and in favour of the Lenders, their successors and assigns, as and by way of a general assignment all of its right, title, estate and interest, present and future, in and to:

(i)
any existing or future lease, agreement to lease or other occupancy or tenancy agreement or legally binding letter of interest or offer to lease relating to the whole or any part or parts of the Lands and any existing or future license or concession whereby any person is given the right (other than an easement or a right in the nature of an easement) to use or occupy the whole or any part or parts of the Lands, and includes all modifications, extensions, amendments, renewals or replacements thereof which may hereafter be effected or entered into (collectively, the "Leases"), and all benefits, powers and advantages of the Debtor to be derived therefrom and all covenants, obligations and agreements of the tenants thereunder;

(ii)
all rents and other moneys now due and payable or hereafter to become due and payable under the Leases, and each guarantee of or indemnity in respect of the obligations of the tenants thereunder with full power to demand, sue for recovery, receive and give receipts for all such rents and other moneys and otherwise to enforce the rights of the Debtor thereto in the name of the Debtor;

(iii)
any and all existing or future agreements, contracts, licenses, permits, plans and specifications, bonds, letters of credit, letters of guarantee or other documents or instruments affecting or relating to the Lands or any part or parts thereof and all extensions, amendments, renewals or substitutions thereof or therefore which may hereafter be effected or entered into and all benefit, power and advantage of the Debtor to be derived therefrom;

    (iv)
    any and all existing or future agreements of purchase and sale, options to purchase and mortgage, loan or other financing commitments affecting the Lands or any part or parts thereof and all proceeds and other moneys now due and payable or hereafter to become due and payable thereunder and all benefit, power and advantage of the Debtor to be derived therefrom;

    (v)
    any and all existing or future insurance policies pertaining to the Lands and the proceeds therefrom and all proceeds of expropriation or similar taking of the Lands or any part or parts thereof and all benefit, power and advantage of the Debtor to be derived therefrom;

    (vi)
    all of the Debtor's present and future accounts, accounts receivable, money, intangibles, claims, contract rights, demands, chattel papers, instruments, documents, notes and choses in action relating to the Lands, together with any and all security therefore, including, without limiting the generality of the foregoing, all of its present and future mortgages, debentures, bonds, promissory notes, bills of exchange, insurance claims, judgments and book debts, now due or hereafter to become due to or owned by the Debtor, together with all securities, documents, computer disks, tapes, software or records now or hereafter owned by the Debtor and representing or evidencing the said debts, accounts, accounts receivable, claims, contract rights, demands and choses in action and all other rights and benefits in respect thereto;

    (vii)
    all of the Debtor's present and future computer hardware, software and programs relating to the Lands, and all rights, agreements, licences, permits and consents in respect of or in any way relating to such computer hardware, software and programs including, without limitation, all paper cards, magnetic tapes, discs, diskettes, drums or magnetic bubbles and whether permanently installed in hardware or crystallized in firmware;

    (viii)
    all goodwill, patents, tradenames, trademarks, copyrights and other industrial and intellectual property and all other intangibles now or hereafter owned by the Debtor; and

    (ix)
    with respect to the personal property described in clauses (vi) and (vii) above, all substitutions and replacements thereof, increases, additions and accessions thereto and any interest of the Debtor therein; and

  (c)
  grants, conveys, mortgages, charges, pledges and assigns as and by way of a floating charge to and in favour of the Lenders, the undertaking, property, assets, rights, benefits and privileges of the Debtor for the time being, both real and personal, moveable and immoveable, tangible and intangible, legal and equitable of whatsoever nature and kind, now owned or hereafter acquired including, without limiting the generality of the foregoing, its goodwill and its interest in all equipment, inventory, lands, buildings, leases, chattels and accounts (except such property and assets as are validly and effectively subject to any fixed and specific mortgage and charge or assignment or transfer created hereby) in each case as and to the extent the foregoing relate to or are part of the Lands;

provided that the said mortgages and charges shall not extend or apply to any personal property which is "consumer goods", as such term is defined in the Personal Property Security Act (Ontario) nor to the last day of the term of any lease now held or hereafter acquired by the Debtor, but should such mortgages and charges become enforceable, the Debtor shall thereafter stand possessed of such last day and shall hold it in trust for the Lenders for the purpose of this Debenture and to assign and dispose thereof as the Lenders shall, for such purpose, direct. Upon any sale or sales of such leasehold interest or any part thereof, the Lenders, for the purpose of vesting the aforesaid one day residue of such term or renewal thereof in any purchaser or purchasers thereof, shall be entitled by deed or writing to appoint such purchaser or purchasers or any other person or persons a new trustee or trustees of the aforesaid residue of any such term or renewal thereof in the place of the Debtor and to vest the same accordingly in the new trustee or trustees so appointed free and discharged from any obligation respecting the same.

        All the undertaking, property and assets granted, assigned, transferred, mortgaged and charged pursuant to subparagraphs 2(a) and 2(c) hereof being hereinafter collectively referred to as the "mortgaged property"; all the undertaking, property and assets assigned, transferred and set over pursuant to subparagraph 2(b) hereof being hereinafter collectively referred to as the "assigned property"; and the mortgaged property and assigned property being hereinafter collectively referred to as the "secured property".

        If any of the secured property may not be mortgaged, charged or assigned, or if a security interest may not be created therein by the Debtor in favour of the Lenders (because the consent or approval of a third party or parties is required and such consent or approval has not been obtained or the requirement therefore waived as of the date hereof and if the failure to obtain such consent or approval renders the mortgage, charge, assignment or security interest hereunder invalid and/or unenforceable or because rights appurtenant to the secured property would not, as a matter of law, pass to the Lenders as an incidence of the mortgages, charges, assignments or security interests made pursuant to this Debenture) the Debtor shall hold such secured property and all benefits derived thereunder in trust for the Lenders. The Debtor shall, at the request and under the direction of the Lenders, in the name of the Debtor, take or cause to be taken all such reasonable action and do or cause to be done all such reasonable things as are necessary or desirable to preserve such secured property and all benefits to be derived thereunder for the benefit and account of the Lenders, and the Debtor agrees to pay promptly to the Lenders all monies collected by or paid to the Debtor in respect of such secured property.

        TO HAVE AND TO HOLD the secured property and all rights hereby conferred unto the Lenders, their successors and assigns, forever, for the uses and purposes and with the powers and authorities and subject to the terms and conditions herein set forth.

3.
No Liability: Except for gross negligence or wilful misconduct, nothing herein contained shall render the Lenders liable to any person for the fulfilment or non-fulfilment of the covenants, obligations, agreements and undertakings of the Debtor under the assigned property and the Debtor agrees to indemnify and save harmless the Lenders from and against any and all claims or demands whatsoever of any person arising from or out of the assigned property.

4.
Registration: The Lenders shall have the right at any time and without notice to cause this Debenture or notice thereof to be registered or filed in any place or office where the Lenders or their counsel deem advisable or necessary, acting reasonably.

5.
Agreements: The Debtor agrees with the Lenders that it will sign any document and take any further action at the Lenders' expense as the Lenders may think necessary, acting reasonably, in order to carry out the intention of this Debenture.

6.
Maintenance of Records: The Debtor agrees to maintain proper records and books of account with respect to the revenue of and expenditures arising from or out of the secured property in accordance with industry practices and will permit the Lenders or any person appointed by the Lenders for that purpose to examine such books at all reasonable times and to make copies of extracts therefrom and will give the Lenders all information with regard to the incomings and outgoings of the secured property which the Lenders may reasonably request in writing.

7.
Enforceability: The security hereby constituted shall become enforceable upon the occurrence of a default in payment by the Borrower under the Promissory Note (herein an "Event of Default") and for so long as such Event of Default shall continue.

8.
Attorney of the Debtor: Upon and during an Event of Default the Lenders as attorney or agent of the Debtor and in its name, may, at any time and from time to time after the security constituted hereby becomes enforceable, exercise, acting reasonably, any of the rights, powers, authority and discretions which under the terms of any of the assigned property could be exercised by the Debtor with respect to such assigned property.

9.
Performance Until Default: Until the occurrence of an Event of Default, the Debtor shall be entitled to deal with the secured property and enforce all of the benefits, advantages and powers thereunder as if this Debenture had not been made. Upon the occurrence of an Event of Default, the Lenders may, but shall not be obligated to, exercise all rights, powers, authority and discretions of the Debtor in respect of the secured property in its place and stead.

10.
Further Encumbrances: The Debtor covenants that:

(a)
it shall not sell, transfer, assign, convey or otherwise dispose of the Lands (except that leasing all or any part of the Lands is specifically permitted hereunder) or any part thereof, where such part exceeds 5% of the total acreage of the Lands, without the prior written consent of the Lenders; which consent may be unreasonably and arbitrarily withheld (other than a sale, transfer or other disposition to Magna Entertainment Corp. ("MEC"), an affiliate of MEC or an affiliate of Ontario Racing Inc., which sale, transfer or other disposition shall not require the consent of the Lenders); and

  (b)
  it shall not create, issue, incur, assume, permit or have outstanding (except to the Lenders) any mortgage, charge, lien or other encumbrance on any part of the secured property which ranks ahead of or pari passu with this Debenture, other than permitted encumbrances set out in Schedule "B" hereto.

11.
Waiver of Default: The Lenders may by written notice to the Debtor waive any default of the Debtor on such terms and conditions as the Lenders may determine, but no such waiver shall be taken to affect any subsequent default or the rights resulting therefrom.

12.
Remedies: Upon the occurrence of any Event of Default and so long as any Event of Default subsists, the Lenders may realize upon the security constituted hereby and enforce their rights in the following manner:

(a)
immediately take possession of all of the secured property or any part or parts thereof with power, among other things, to exclude the Debtor, to preserve and maintain the secured property, complete the construction of any buildings or other improvements on the Lands which are in the course of construction, make additions and replacements to the secured property, to receive rents, income and profits of all kinds and pay therefrom all reasonable expenses of maintaining, preserving and protecting and operating the secured property and all charges, payment of which may be necessary or desirable, acting reasonably, to preserve or protect the secured property, and enjoy and exercise all powers necessary, acting reasonably, to the performance of all functions made necessary or advisable by possession;

(b)
take proceedings in any court of competent jurisdiction for the appointment of a receiver (which term as used in this Debenture includes a manager and a receiver and manager) of all or any part of the secured property;

(c)
take proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the secured property;

(d)
file proofs of claim and other documents to establish its claims in any proceedings relative to the Debtor;

(e)
with or without taking possession, take any action or proceedings to enforce the performance of any covenant in favour of the Debtor contained in any of the assigned property;

(f)
whether or not the Lenders have taken possession of the secured property or any of it, sell, lease or otherwise dispose thereof in accordance with applicable laws, either as a whole or in separate parcels, at public auction, by public tender or by private sale, with or without notice, advertising or other formality, all of which is hereby waived by the Debtor, either for cash or upon credit, and upon such terms and conditions as the Lenders may reasonably determine; and the Lenders may also buy at an auction and rescind or vary any contract of sale, lease, grant, conveyance or other disposition that may be entered into and resell, release or redispose of the secured property with or under any of the powers conferred hereunder and may stop, suspend or adjourn any sale, lease or other disposition from time to time and hold the same as adjourned without further notice; and the Lenders may execute and deliver to any purchaser of the secured property or any part thereof, good and sufficient deeds and documents for the same, the Lenders being irrevocably constituted the attorney of the Debtor for the purpose of making any such sale, lease or other disposition and executing such deeds and documents;

(g)
by instrument in writing appoint any person to be a receiver (which term shall include a manager and a receiver and manager) of the secured property or of any part thereof and may remove any receiver so appointed and appoint another in his stead; and any such receiver so appointed shall be at all times the agent of the Debtor and not the agent of the Lenders and the Debtor shall be responsible for the receiver's acts or defaults and for its remuneration; any such receiver shall have power, acting reasonably:

    (i)
    to take possession of and collect and get in all or any part of the secured property or any part thereof and, for that purpose only, to take proceedings in the name of the Debtor or otherwise and to make any arrangement or compromise;

    (ii)
    to improve, maintain, manage, operate, repair, renew, amend, complete, replace and restore the secured property;

    (iii)
    to carry out negotiations for leases and grant options to lease, agree to lease and lease the whole or any part of the secured property until the same is fully sold or leased, with only such notice as is required by law and in such manner as may seem advisable to the receiver, acting reasonably, and to affect any such negotiation, option to lease, agreement to lease or lease in the name and on behalf of the Debtor or otherwise;

    (iv)
    to surrender or accept the surrender of any Lease;

    (v)
    to amend, negotiate, terminate or modify any agreement (including, without limitation, the Leases) relating to the secured property;

    (vi)
    to rescind or vary any contract or agreement of sale or lease;

    (vii)
    to make any stipulation as to title or conveyance or commencement of title;

    (viii)
    to execute and prosecute all suits, proceedings and actions in the name of the Debtor or otherwise, defend all suits, proceedings and actions against the Debtor or the receiver, appear in and conduct the prosecution and defence of any suit, proceeding or action which the receiver considers necessary, acting reasonably, for the reasonable and proper protection of the secured property;

    (ix)
    to carry on or concur in carrying on all or any part of the business of the Debtor relating to the secured property;

    (x)
    to borrow or raise money on the security of the secured property or any part thereof in priority to this Debenture or otherwise, for the purpose of the maintenance, preservation or protection of the secured property or any part thereof or for carrying on all or any part of the business of the Debtor relating to the secured property, in either case which is reasonably necessary, and in so doing the receiver may issue certificates called "Receiver's Certificates". Receiver's Certificates may be payable either to order or to bearer and may be payable at such time or times as the receiver may think expedient and shall bear interest at reasonable rates as shall be stated therein and the amounts from time to time payable by virtue of Receiver's Certificates shall form a charge upon the secured property in priority to the charge of this Debenture;

    (xi)
    whether or not the receiver has taken possession of the secured property or any of it, to sell, lease or otherwise dispose or concur in a disposition of the whole or any part of the secured property in accordance with applicable laws, at public auction, by public tender or by private sale, with only such notice as may be required by law, either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine, acting reasonably;

    (xii)
    to exercise any of the rights and remedies which may be exercised by the Lenders against the Debtor or the secured property; and

    (xiii)
    to make any arrangement or compromise with respect to the secured property which the receiver shall, acting reasonably, think expedient in the interest of the Lenders;

  (h)
  act as attorney for the Debtor (and the Debtor grants to the Lenders its irrevocable power of attorney, which power shall be binding upon the Debtor and all third parties) to execute and deliver on behalf of the Debtor all documents and instruments as may be necessary to effect the transfers and procedures contemplated in this Section 12;

  (i)
  amend, negotiate, terminate or modify any Lease or other agreement relating to the Lands; and

  (j)
  exercise or pursue any other remedy or proceeding authorized or permitted hereby or by law or equity.

        Such remedies may be exercised from time to time separately or in combination. Nothing in this Debenture shall curtail or limit the remedies of the Lenders as permitted by any law or statute to a mortgagee or creditor, all such remedies being cumulative and in addition to and not in substitution for any other rights or remedies of the Lenders however created.

13.
Limitation of Liability: The Lenders shall not, nor shall any receiver appointed by them, be responsible or liable for any debts contracted by it or for salaries during any period wherein the Lenders or such receiver shall manage the secured property upon or after entry, as herein provided, nor shall the Lenders nor the receiver be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession might be liable, except in the case of gross negligence or wilful misconduct.

14.
Lenders Not Obliged to Realize Security: The Lenders shall not be liable or accountable for any failure to collect, enforce or realize any intangible and shall not be bound to institute proceedings for the purpose of collecting, enforcing or realizing the same for the purpose of preserving any right of the Lenders, the Debtor or any other person, firm or corporation in respect of the same, and shall have no obligation to take any steps to preserve rights against prior parties to any secured property and whether or not in the Lender's possession and shall not be liable or accountable for any delay in or failure to do so, except in the case of gross negligence or wilful misconduct.

15.
Attorney on Sale: In case of any sale hereunder, whether by the Lenders, or by a receiver, or under judicial proceedings, the Debtor agrees that it will, forthwith upon request, execute and deliver to the purchaser such deeds, assurances, conveyances and receipts as may be necessary to transfer good title to the secured property sold, and if in case of any such sale the Debtor shall fail to do so forthwith after request, the Lenders or such receiver may execute and deliver to the purchaser of the secured property, or any part thereof, such deeds, assurances, conveyances and receipts as may be necessary to transfer good and sufficient title to the same, the Lenders or, if appointed, the receiver being hereby irrevocably constituted the attorney of the Debtor for the purpose of making such sale and executing all deeds, assurances, conveyances, receipts and documents appertaining thereto and any such sale shall be a perpetual bar both at law and in equity against the Debtor and all persons claiming an interest in the secured property sold or any part thereof by, from, through or under the Debtor.

16.
Protection of Third Parties: No person dealing with the Lenders or its agents shall be concerned to inquire whether the powers which the Lenders is purporting to exercise have become exercisable, or whether any money remains due upon the security of this Debenture, or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or otherwise as to the propriety or regularity of any sale or any other dealing by the Lenders with the secured property or any part thereof or to see to the application of any money paid to the Lenders; and, in the absence of fraud on the part of such person, such dealings shall be deemed, insofar as regards the safety and protection of such person, to be within the powers hereby conferred and to be valid and effectual accordingly.

17.
Judgment: Subject to the provisions of Sections 36 and 38 hereof, neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liabilities of the Debtor to make payment of the principal hereby secured or interest thereon or other moneys owing hereunder nor shall such operate as a merger of any covenant or affect the right of the Lenders to interest at the rate provided for herein, and any judgment shall bear interest at such rate.

18.
Charge Valid Irrespective of Advances: The charges hereby created shall be and be deemed to be effective and shall have effect whether or not the moneys hereby secured or any part thereof shall be advanced before or after or at the same time as the issue of this Debenture or before or after or upon the date of the execution of this Debenture.

19.
After Acquired Property: The Debtor covenants and agrees that if and to the extent that any of its right, title, estate and interest in any of the secured property is not acquired until after delivery of this Debenture, this Debenture shall nonetheless apply thereto and the security interest of the Lenders hereby created shall attach to such secured property at the same time as the Debtor acquires rights therein, without the necessity of any further mortgage, charge, pledge, assignment or assurance and thereafter the security interests created hereby in respect of such secured property shall be absolute, fixed and specific.

20.
Attachment: The Debtor hereby acknowledges and agrees that there is no agreement between the parties hereto, express or implied, to postpone the attachment of the security interests created hereby.

21.
Severability: If any term, covenant, obligation or agreement contained in this Debenture, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Debenture or the application of such term, covenant, obligation or agreement to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant, obligation or agreement herein contained shall be separately valid and enforceable to the fullest extent permitted by law.

22.
Further Assurances: The Debtor hereby covenants and agrees that it will at all times, at the Lenders sole cost and expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular such further acts, deeds, mortgages, charges, assignments and assurances in law, in each case consistent with the terms of this Debenture, as the Lenders may require, acting reasonably, for the better mortgaging, charging, pledging and assigning unto the Lenders the property and assets hereby mortgaged, charged, pledged or assigned or intended so to be or which the Debtor may hereafter become bound to mortgage, charge, pledge or assign in favour of the Lenders and for the better accomplishing, effectuating and perfecting of this Debenture, including but not limiting the generality of the foregoing, such as may be required in order to register or file this Debenture or perfect the registration of this Debenture wherever the Lenders, acting reasonably, consider that the same or notice of the same ought to be registered or filed.

23.
Notice: Any notice or other communication which may be or is required to be given or made pursuant to this Debenture shall be deemed to have been sufficiently and effectively given if signed by or on behalf of the party giving notice and personally delivered, mailed by prepaid registered mail or sent by facsimile machine to the party for which it is intended at its address as follows:

(a)	if to the Debtor at:
337 Magna Dr. Aurora, Ont. L4G 7K2
Attention: Chief Executive Officer Facsimile No.: 905-726-7167
And
Attention: General Counsel Facsimile No: 905-726-2585
(b)	if to the Lenders, at: 626 Harvest Road Dundas, Ontario L9H 5K7
Attention: Charles Juravinski and Margaret Juravinski
With a copy to: Ross & McBride LLP 1 King St. West P.O. Box 907 Hamilton, Ontario L8N 3P6
	Attention: Facsimile #:	Paul D. Paradis 905-526-0732

        Any notice or communication which may or is required to be given or made shall be made or given as herein provided or to such other address or facsimile number or in care of such other person as a party may from time to time advise to the other party hereto by notice in writing as aforesaid and any such notice shall not be deemed to be received until actual receipt thereof by the party to whom such notice is personally delivered or, if sent by facsimile machine shall be deemed to be received on the business day next following the date of transmission or, if sent by mail as aforesaid, shall be deemed to be received on the fifth business day following the date of such mailing.

        If at the date of any such mailing or on or before the fifth business day after such mailing there is a general interruption in the operation of the postal service in Canada which does or is likely to delay the delivery by mail of such notice or communication, such notice or communication shall, to the extent possible, be delivered personally or sent by facsimile.

24.
Continuing and Additional Security: This Debenture shall not be considered as satisfied or discharged by an intermediate payment of any part or parts of the Guaranteed Obligations but shall constitute and be a continuing security to the Lenders that will remain in force and effect until discharged by the Lenders and shall be in addition to and not in substitution for any other security now or hereafter held by the Lenders.

25.
Transferable: This Debenture shall not be transferable by the Lenders.

26.
Governing Law: This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

27.
Modifications: No amendment, supplement, modification, consent or waiver shall be effective unless executed in writing and signed by the party or parties to be bound thereby.

28.
Currency of Payment: The principal, interest and other moneys payable hereunder shall be paid in lawful money of Canada.

29.
Successors: This Debenture and all its provisions shall enure to the benefit of the Lenders, and shall be binding upon the Debtor and its successors and assigns.

30.
Waiver: No consent or waiver by the Lenders to or of any breach or default by the Debtor in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by the Debtor hereunder. Failure on the part of the Lenders to complain of any act or failure to act of the Debtor or to declare the Debtor in default, irrespective of how long such failure continues shall not constitute a waiver by the Lenders of its rights hereunder.

31.
Rights to Cure: If the Debtor fails to do anything hereby required to be done by it, the Lenders, may, but shall not be obliged to, do such thing and all sums thereby reasonably expended by the Lenders shall be payable forthwith by the Debtor, together with interest at the rate as provided for herein from the date of incurring such expense, shall be secured hereby and shall have the benefit of the lien hereby created, but no such performance by the Lenders shall be deemed to relieve the Debtor from any default hereunder.

32.
Interpretation Not Affected by Headings, Etc.: Grammatical variations of any terms defined herein have similar meanings; words importing the singular number shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders. The division of this Debenture into separate paragraphs and subparagraphs, and the insertion of headings and marginal notes and references are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

33.
Time of Essence: Time shall be of the essence of this Debenture.

34.
Copy: The Debtor acknowledges receipt of a copy hereof.

35.
Delay, Releases, Partial Discharges, Waivers and Amendments: The Lenders may release others from any liability to pay all or any part of the Obligations Secured without releasing the Debtor or the Borrower. The Lenders may release its interest under this Debenture in all or any part of the secured property (or any other collateral) whether or not the Lenders receive any value and shall be accountable to the Debtor and the Borrower only for monies which the Lenders actually receive. If the Lenders release their interest in part of the secured property, the remainder of the secured property shall continue to secure the Obligations Secured and the Debtor's obligations under this Debenture will continue unchanged. The Lenders may grant extensions of time or other indulgences, take and give up securities, accept compositions and proposals, grant releases and discharges and otherwise deal with the Debtor and/or the Borrower and other persons (including, without limitation, any person to whom all or any part of the secured property is transferred) and with any securities as the Lenders may see fit without affecting any of the Lenders' rights or remedies (herein or otherwise) or the Debtor's liability under this Debenture (including, without limitation, the Debtor's liability to pay the Obligations Secured). The Lenders may delay enforcing any of its rights and may waive any breach of the Debtor's obligations under this Debenture or any such document without affecting the Lenders' rights in respect of any other existing breach or any subsequent breach of the same or a different nature. No such waiver shall be effective unless made in writing and signed by one (or both) of the Lenders

36.
Debenture Not a Substitute for Other Security: This Debenture is in addition to and not in substitution for any security now or later held by the Lenders for all or any part of the Guaranteed Obligations. The Debtor agrees that this Debenture shall not create any merger or discharge of any part of the Guaranteed Obligations or any other debt owing to the Lenders or of any lien, bond, promissory note, bill of exchange or other security now or later held by the Lenders (whether from the Debtor or any other person). The Debtor further agrees that this Debenture shall not in any way affect any other security now or later held by the Lenders for all or any part of the Guaranteed Obligations or the liability of any endorser or any other person, or any of the Lenders' remedies, in respect of any such lien, bond, bill of exchange, promissory note or other security, or any renewal thereof, held by the Lenders for or on account of all or any part of the Guaranteed Obligations.

37.
Paramountcy of Promissory Note: This Debenture is entered into pursuant to the terms of the Promissory Note and is subject to the terms thereof. Notwithstanding anything herein, in the event of any inconsistency between, and/or conflict with, the terms of this Debenture and the terms of the Promissory Note, the provisions of the Promissory Note shall prevail and the rights and obligations hereunder shall be construed in accordance with the provisions of the Promissory Note.

38.
Termination: The Lenders covenant and agree with the Debtor that, upon payment in full of the Obligations Secured and cancellation of the Promissory Note, this Debenture shall be and become fully ended and terminated and all right, title, estate, interest and benefit of the Debtor in, to, under or in respect of the secured property shall revert to the Debtor and all covenants and agreements of the Debtor hereunder shall be at an end and the Lenders shall, at the Debtor's expense, promptly execute such discharges, re-assignments and other instruments and give such notifications or assurances as may be necessary to fully release, cancel and discharge this Debenture in the circumstances.

        IN WITNESS WHEREOF the Debtor has duly executed this Debenture as of the date first above written.

FLAMBORO DOWNS HOLDINGS LIMITED
Per:	Name: Andrew Gaughan Title: President
I have authority to bind the Corporation.

Witness: Name:	CHARLES JURAVINSKI
Witness: Name:	MARGARET JURAVINSKI

SCHEDULE A
Legal Description of the Lands

        Firstly:

        PIN 17549-0023 (LT) being Part of Lot 3, Concession 3, West Flamborough, as in VM194726; S/T WF17909, Flamborough, City of Hamilton

        Secondly:

        PIN 17549-0025 (LT) being Part of Lots 3 and 4, Concession 3, West Flamborough, as in AB345248, Part of Lot 3, Concession 3, West Flamborough, as in CD199166 & CD338882; and Part of Lot 4, Concession 3, West Flamborough, designated as Part 1 on 62R-2480; S/T WF17909, WF17912, Flamborough, City of Hamilton

SCHEDULE B
PERMITTED ENCUMBRANCES

1.
Charge/Mortgage registered as Instrument No. CD176204 on February 16, 1994 in favour of Margaret Juravinski (as assigned by Instrument No. WE4337 registered on September 19, 2000, Instrument No. WE19885 registered on January 5, 2001, Instrument No. WE30418 registered on April 3, 2001) and filed under the Personal Property Security Act of Ontario (the "PPSA") as File No. 076508811 (Registration Numbers 19940216 1315 0017 0552 and 19981127 1210 0017 6225).

2.
Charge/Mortgage registered as Instrument No. CD176205 on February 16, 1994 in favour of Charles Juravinski (as assigned by Instrument No. WE4338 registered on September 19, 2000, Instrument No. WE19884 registered on January 5, 2001, Instrument No. WE30417 registered on April 3, 2001) and filed under the PPSA as File No. 076508802 (Registration Numbers 19940216 1315 0017 0553 and 19981127 1210 0017 6224).

3.
Debenture in favour of Margaret Juravinski and Charles Juravinski securing the principal amount of $51,694,000 made as of even date hereof.

4.
PPSA File No. 852537582 (Registration No. 19990629 1404 1715 3395) in favour of Xerox Canada Ltd. against "Equipment" and "Other" in relation to personal property lease dated June 18, 1999.

5.
Instrument No. WE13181 registered November 17, 2000 being a Claim for Lien by Spadas Decorating & Painting Ltd. claiming the amount of $12,211.84; Certificate of Action registered as No. WE18726 on December 20, 2000.

6.
Instrument No. WE13332 registered November 17, 2000 being a Claim for Lien by Zinc Construction Corporation claiming the amount of $1,270,496.45; Certificate of Action registered as No. WE19639 on January 3, 2001.

7.
Instrument No. WE13470 registered November 20, 2000 being a Claim for Lien by Zet Master Limited claiming the amount of $103,913.24; Certificate of Action registered as No. WE20986 on January 16, 2001.

8.
Instrument No. WE13614 registered November 20, 2000 being a Claim for Lien by Mayfair Electric Ltd. claiming the amount of $476,027.97; Certificate of Action registered as No. WE18891 on December 21, 2000.

9.
Instrument No. WE13837 registered November 22, 2000 being a Claim for Lien by Grainger Glass Inc. claiming the amount of $33,267.83.

10.
Instrument No. WE13893 registered November 22, 2000 being a Claim for Lien by General Sprinklers Inc. claiming the amount of $21,310.28.

11.
Instrument No. WE14521 registered November 27, 2000 being a Claim for Lien by Branair Ltd. claiming the amount of $312,511.35; Certificate of Action registered as No. WE18852 on December 21, 2000.

12.
Instrument No. WE32327 registered April 20, 2001 being a Claim for Lien by Paul Steelman, Ltd. claiming the amount of $516,376.65; Certificate of Action registered as No. WE39013 on June 4, 2001.

13.
Site Plan Agreement registered on June 20, 1973 as Instrument No. AB297350 between Flamboro Downs Holdings Limited, Ray Connell and Charles Juravinski and The Corporation of the Township of West Flamborough.

14.
Agreement registered on July 10, 1973 as Instrument No. AB300610 between Her Majesty the Queen and Flamboro Downs Holdings Limited.

15.
Site Plan Agreement registered on September 10, 1999 as Instrument No. LT569691 between The Corporation of The Town of Flamborough and Flamboro Downs Holdings Limited which amends Instrument No. AB297350.

16.
Right-of-Way set out in the Agreement registered on December 18, 1951 as Instrument No. WF17909 in favour of Imperial Oil Limited for which a Notice of Claim was registered on October 28, 1985 as Instrument No. CD331366.

17.
Right-of-Way set out in the Agreement registered on December 18, 1951 as Instrument No. WF17912 in favour of Imperial Oil Limited for which a Notice of Claim was registered on October 28, 1985 as Instrument No. CD331367.

18.
Restrictive Covenant set out in the Deed of Land registered on April 4, 1956 as Instrument No. WF20588Z pertaining to the maintenance of a line fence.

19.
By-law No. 2214 registered on August 30, 1961 as Instrument No. HL173791 designating the Property as an area of subdivision control.

20.
Unexecuted Agreement between James Taylor and Flamboro Downs Holdings Limited and a copy of a letter dated September 15, 2000 from Flamboro Downs Holdings Limited to James Taylor.

21.
Residential month-to-month tenancies set out in list of Flamboro Downs Rental Properties and a copy of a letter dated October 20, 1997 of Flamboro Downs Holdings Limited to Mr. and Mrs. Mike Saftic with respect to Rivest Residence.

22.
Unexecuted Agreement dated May 15, 1985, between Wilson's Tack & Veterinarian Supplies Limited and Flamboro Downs Holdings Ltd.

23.
Agreement dated January 1, 1999 between The Ontario Harness Horse Association and Flamboro Downs Holdings Limited.

24.
The reservations, limitations, provisos and conditions expressed in the grant from the Crown, as varied by statute.

25.
The rights of any person who would, but for the Land Titles Act, be entitled to the Property or any part of them through length or adverse possession, prescription, misdescription or boundaries settled by convention.

26.
Any unregistered leases to which Subsection 70(2) of the Registry Act, R.S.O. 1990 applies (where there is actual possession under a lease which has a term not exceeding seven years).

27.
Any matters which might be revealed by (a) an up-to-date survey of the Property; or (b) any errors in the existing Plan of Survey dated November 23, 2000 prepared by A.T. McLaren Limited, Ontario Land Surveyors; or (c) an inspection and/or site investigation of the Property.

  The encroachments revealed by the Plan of Survey dated November 23, 2000 prepared by A. T. McLaren Limited, Ontario Land Surveyors. In this regard, there are a few fence encroachments and, in particular, the said Plan of Survey reveals a twelve (12) foot discrepancy between the legal description of the adjoining property along the easterly boundary of the Property as set out in PIN 17549-0026 and the legal description of the portion of the Property set out in the Deeds of Land to Flamboro Downs Holdings Limited registered as Instrument Nos.199166 and 345248. There is a possibility that the lands to the east may have a claim to the twelve (12) foot strip, however, it may also be argued that the discrepancy occurred only on paper and that no possession of the twelve (12) foot strip has attached.

28.
Any lien arising with respect to deficiencies in holdbacks, if any, required to be retained by the owner of the Property pursuant to Part IV of the Construction Lien Act (Ontario).

29.
Any charges or levies under the Assessment Act (Ontario) which are not yet due and payable.

30.
Any unregistered interest in the Property (including without limitation, leases, claims, agreements of purchase and sale, options and other encumbrances) of which the Lenders have actual notice.

31.
Any claim or interest, by possession, continuous use or improvements, which a third party may have acquired in respect of the Property.

32.
Any unregistered easements regarding the provision of utilities to the Property.

33.
Prescribed Lottery Scheme Site Holder Facilities Agreement between the Ontario Lottery Corporation (now OLGC) and Flamboro Downs Holdings Limited dated May 3, 1999.

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DEMAND DEBENTURE
SCHEDULE A Legal Description of the Lands
SCHEDULE B PERMITTED ENCUMBRANCES